     FINANCIAL STATEMENTS AND SCHEDULES

     WILMINGTON TRUST THRIFT SAVINGS PLAN

     December 31, 1995


                                                                                                           PAGE
                                                                                                          ------

       FINANCIAL STATEMENTS
       --------------------

       Report of Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         2

       Statements of Net Assets Available for Benefits . . . . . . . . . . . . . . . . . . . . . . .         3

       Statements of Changes in Net Assets Available for Benefits  . . . . . . . . . . . . . . . . .         5

       Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         6



       SCHEDULES
       ---------

       Form 5500 - Schedule G Part I - Assets Held for Investment Purposes - Item 27a  . . . . . . .        29

       Form 5500 - Schedule G Part V - Reportable Transactions - Item 27d  . . . . . . . . . . . . .        30


                           Report of Independent Auditors




     Wilmington Trust Thrift Savings Plan
         Committee

     We have audited the accompanying statements of net assets available for benefits of the Wilmington Trust Thrift Savings Plan (the Plan) as of December 31, 1995 and 1994, and the related statements of changes in net assets available for benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the Plan at December 31, 1995 and 1994, and the changes in net assets available for benefits for the years then ended, in conformity with generally accepted accounting principles.

     Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules of assets held for investment purposes as of December 31, 1995, and reportable transactions for the year then ended are presented for purposes of complying with the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974, and are not a required part of the basic financial statements. These supplemental schedules have been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                                       /s/ Ernst & Yount LLP
     May 31, 1996

     STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS

     WILMINGTON TRUST THRIFT SAVINGS PLAN


                                                                                                           December 31
                                                                                                   1995                      1994
                                                                                                 ---------                 ---------
       ASSETS

          Investments, at fair value -- Note C:
             Wilmington Trust Company Strategic
                 Bond Fund                                                                     $  2,831,613             $  1,809,233
             Wilmington Trust Company
                 Value Stock Fund                                                                 8,686,024                4,939,347
             Wilmington Trust Company Bank
                 Common Stock Fund                                                               10,773,133                8,144,382
             Wilmington Trust Company
                 Growth Stock Fund                                                               10,225,538                6,142,277
             Wilmington Trust Company
                 Money Market Fund                                                                  454,692                       --
             Wilmington Trust Company
                 International Stock Fund                                                         4,432,762                3,762,449
             Wilmington Trust Company Small
                 Cap Stock Fund                                                                   5,207,748                2,660,924
             PW Trust Company GIC Fund                                                                   --                3,517,433
             Wilmington Trust Company
                 US Government Fund                                                               5,634,245                       --
             Wilmington Trust Company Fixed
                 Income Fund:
                   Unallocated insurance contracts -- Note F                                      2,882,503                6,133,654
             Participant loans receivable                                                           866,159                  839,539
                                                                                                -----------              -----------
                      Total investments                                                          51,994,417               37,949,238

       Cash                                                                                           1,171                       --
       Accrued income                                                                                 2,354                      262
       Due from broker                                                                               21,257                   35,809
                                                                                                -----------              -----------

                      TOTAL ASSETS                                                               52,019,199               37,985,309
                                                                                                -----------              -----------






                                        - 3 -






                                                                                                             December 31
                                                                                                   1995                      1994
                                                                                                 ---------                 ---------
       LIABILITIES

          Bank overdraft                                                                                 --                      401
          Accrued liabilities                                                                        46,613                   51,813
                                                                                                -----------              -----------

                      TOTAL LIABILITIES                                                              46,613                   52,214
                                                                                                -----------              -----------


                      NET ASSETS AVAILABLE FOR
                         BENEFITS                                                               $51,972,586              $37,933,095
                                                                                                ===========              ===========


     See notes to financial statements.

     STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS

     WILMINGTON TRUST THRIFT SAVINGS PLAN
                                                                                                  Year Ended December 31

                                                                                               1995                       1994
                                                                                            ----------                ----------
       ADDITIONS
          Investment income:
             Interest                                                                           $   312,149             $   399,270
             Dividends                                                                              411,501                 374,097
             Participant loan interest                                                               83,940                  64,935
                                                                                                -----------             -----------
                                                                                                    807,590                 838,302
          Contributions:
             Employer                                                                             1,707,000               1,538,888
             Employee                                                                             4,136,192               3,823,920
                                                                                                -----------             -----------
                                                                                                  5,843,192               5,362,808
          Transfers from other plans:
             Rollovers from other plans                                                             303,223                      --
             Freedom Valley Bank - Savings & Capital Accumulation Plan                                   --                 201,163
             Freedom Valley Bank - Savings & Capital Accumulation Plan                                   --                  35,189
                 participant loans                                                              -----------             -----------
                                                                                                    303,223                 263,352
                                                                                                -----------             -----------
                                                                                                  6,954,005               6,437,462
       DEDUCTIONS

             Participant withdrawals                                                              2,114,418               2,530,153
                                                                                                -----------             -----------
                                                                                                  4,839,587               3,907,309
          NET REALIZED AND UNREALIZED APPRECIATION
             (DEPRECIATION) IN FAIR VALUE OF                                                      9,199,904              (1,851,825)
                 INVESTMENTS -- NOTE C                                                          -----------             -----------
                 NET ADDITIONS                                                                   14,039,491               2,055,484
                 NET ASSETS AVAILABLE FOR BENEFITS
                    AT BEGINNING OF YEAR                                                         37,933,095              35,877,611
                                                                                                -----------             -----------
                 NET ASSETS AVAILABLE FOR BENEFITS
                    AT END OF YEAR                                                              $51,972,586             $37,933,095
                                                                                                ===========             ===========


     See notes to financial statements.

     NOTES TO FINANCIAL STATEMENTS

     WILMINGTON TRUST THRIFT SAVINGS PLAN



     NOTE A -- SIGNIFICANT ACCOUNTING POLICIES

     The accounting records  of the Wilmington  Trust Thrift  Savings Plan  (the
     Plan) are maintained on the accrual basis. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     Investments traded on a national securities exchange are valued at the last reported sales price on the last business day of the plan year. Securities traded on the over-the-counter market and listed securities for which no sale was reported on that date are valued based upon quotations obtained from investment bankers, brokers or dealers. Money market funds are stated at cost, which approximates market value. The fair value of participation units owned by the Plan in common/collective trust funds is based on the quoted redemption values on the last business day of the plan year.

     Dividend income  is recorded at  the ex-dividend date.   Income from  other
     investments is recorded as earned.

     The Plan owns unallocated guaranteed investment contracts issued by various insurance carriers. These contracts are valued by the issuers, Protective Life Insurance Company and Continental Assurance Company (see Note F). Contract values, which approximate fair values, represent contributions made under the contracts, plus interest at the contract rate less funds used to pay benefits.

     Amounts described in Form 5500 under the caption net gain (loss) on sale of investments and unrealized appreciation (depreciation) of assets are combined in the financial statements as net realized and unrealized appreciation (depreciation) in fair value of investments.

     Amounts allocated to accounts of persons who have elected to withdraw from the Plan but have not been paid of $434,753 are reported as a liability of the Plan at December 31, 1995 on Form 5500. This amount is not reported as a liability on the respective statement of net assets available for benefits.

     The following is a reconciliation of benefits paid to participants per the financial statements to Form 5500.

     NOTES TO FINANCIAL STATEMENTS

     WILMINGTON TRUST THRIFT SAVINGS PLAN




                                                                                                                Year ended
                                                                                                            December 31, 1995
                                                                                                            -----------------
       Benefits paid to participant per the financial statements                                                   $2,114,419

       Add:  Amounts allocated to withdrawing participants at December 31, 1995                                       434,753
       Less:  Amounts allocated to withdrawing participants at December 31, 1994                                     (186,094)
                                                                                                                   ----------

       Benefits paid to participants per Form 5500                                                                 $2,363,078
                                                                                                                   ==========



     NOTES TO FINANCIAL STATEMENTS

     WILMINGTON TRUST THRIFT SAVINGS PLAN



     NOTE B -- DESCRIPTION OF THE PLAN


     The Wilmington Trust Thrift Savings Plan is a defined contribution plan established January 1, 1985, which covers all full time employees of the Wilmington Trust Corporation and its subsidiaries (the Company). The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA).

     Subject to limitations of the Internal Revenue Code (IRC), employees may contribute up to 10% of their base salaries and profit sharing bonus earnings with the first 6% pre-tax contribution eligible for matching contributions from the Company of $.50 for each $1.00 contributed by a participant. Effective January 1, 1996, employees may contribute up to 15% of eligible earnings. An employee is eligible to become a participant in the Plan on the next entry date (January 1, April 1, July 1, October 1) following the date of employment. Participation in this Plan is voluntary and participants have the option to participate in any or all of the following funds: Strategic Bond Fund, Value Stock Fund, Fixed Income Fund, Growth Stock Fund, Money Market Fund, Small Cap Stock Fund, US Government Fund, International Stock Fund and Bank Common Stock Fund. The opportunity to change investment options is available quarterly. Beginning July 1, 1995, the Plan added the US Government Fund and the Money Market Fund, and terminated the PW Trust Company GIC Fund investment option.

     Each participant's account is credited with the participant's contribution and an allocation of the Company's contribution and Plan earnings. Allocations are based on participant earnings or account balances, as defined. The benefit to which a participant is entitled is that which can be provided from the participant's account. Participants are vested in the Company's matching contribution at the rate of 20% for each year of service and become 100% vested after five years of service. Participant contributions are always vested 100%. A terminating participant will forfeit the unvested portion of his or her account attributable to contributions made by the Company. In accordance with the terms of the Plan, $43,999 and $73,741 of forfeitures were used to reduce employer contributions for the years ended December 31, 1995 and 1994, respectively.

     Plan administrative costs are paid by the Company, except for expenses under the insurance contracts with Continental Assurance Company and Protective Life Insurance Company which are treated as a reduction of interest rate guaranteed by these contracts.

     NOTES TO FINANCIAL STATEMENTS

     WILMINGTON TRUST THRIFT SAVINGS PLAN



     The Plan permits participants, under certain circumstances, to borrow up to one--half of their vested account balances. All loans are subject to IRS and U.S. Department of Labor guidelines.

     The  Corporation  has  the  right   under  the  Plan  to   discontinue  its
     contributions and to amend or terminate the Plan at any time.

     Additional information regarding the Plan and the operation of the Plan is available from the Personnel Department of Wilmington Trust Company.

     NOTES TO FINANCIAL STATEMENTS

     WILMINGTON TRUST THRIFT SAVINGS PLAN



     NOTE C -- INVESTMENTS

     The Plan's investments are held in a trust, for which Wilmington Trust Company (WTC), a wholly-owned subsidiary of the plan sponsor, is trustee. The fair value of individual investments that represent 5% or more of the Plan's net assets available for benefits as of December 31 are as follows:


                                                                                                1995                       1994
                                                                                             ----------                 ----------
       PW Trust Co. GIC Fund                                                                 $          --             $  3,517,433
       Continental Assurance Co.
          Guaranteed Investment Contract,
          6.35%, due 1/2/95                                                                             --                3,012,753
       Protective Life Insurance Co.
          Guaranteed Investment Contract,
             6%, due 1/2/96                                                                      2,882,503                3,120,901
       WTC US Government Fund                                                                    5,634,245                       --
       WTC Value Stock Fund                                                                      8,686,024                4,939,347
       WTC Bank Common Stock Fund                                                               10,773,133                8,144,382
       WTC Growth Stock Fund                                                                    10,225,538                6,142,277
       WTC Strategic Bond Fund                                                                   2,831,613                1,809,233
       WTC Small Cap Stock Fund                                                                  5,207,748                2,660,924
       WTC International Stock Fund                                                              4,432,762                3,762,449


     NOTES TO FINANCIAL STATEMENTS

     WILMINGTON TRUST THRIFT SAVINGS PLAN



     NOTE D -- ALLOCATION OF NET ASSETS TO INVESTMENT FUNDS

     The net assets of the funds are summarized below:


                                                                                December 31, 1995
                                              --------------------------------------------------------------------------------------
                                             Strategic    Value Stock    Bank Common    Fixed Income     Growth Stock   Money Market
                                             Bond Fund        Fund        Stock Fund        Fund             Fund           Fund
                                             ---------    -----------    -----------    ------------     ------------   ------------
       ASSETS
         Investments, at fair value
           Wilmington Trust Company
             Strategic Bond Fund        $  2,831,613  $         --         $       --  $        --     $         --    $         --
           Wilmington Trust Company
             Value Stock Fund                     --     8,686,024                 --           --               --              --
           Wilmington Trust Company Bank
             Common Stock Fund                    --            --         10,773,133           --               --              --
           Wilmington Trust Company
             Growth Stock Fund                    --            --                 --           --       10,225,538              --
           Wilmington Trust Company
             Money Market Fund                    --            --                 --           --               --         454,692
           Wilmington Trust Company
             International Stock Fund             --            --                 --           --               --              --
           Wilmington Trust Company
             Fixed Income Fund                    --            --                 --    2,882,503               --              --
           Wilmington Trust Company
             Small Cap Fund                       --            --                 --           --               --              --
           Wilmington Trust Company
             US Government Fund                   --            --                 --           --               --              --
           Participant loans receivable       35,219        82,189            276,556      319,175           94,218            (732)

       Cash                                       --            62              1,015           --               62              --
       Accrued income                             --             5                 33           --                6           2,275
       Due from broker                            --            --             21,257           --               --              --
                                         -----------   -----------        -----------  -----------      -----------     -----------

           TOTAL ASSETS                    2,866,832     8,768,280         11,071,994    3,201,678       10,319,824         456,235
                                         -----------   -----------        -----------  -----------      -----------     -----------




                                        - 11 -






     NOTES TO FINANCIAL STATEMENTS

     WILMINGTON TRUST THRIFT SAVINGS PLAN



                                                                                December 31, 1995
                                              --------------------------------------------------------------------------------------
                                             Strategic    Value Stock    Bank Common    Fixed Income     Growth Stock   Money Market
                                             Bond Fund        Fund        Stock Fund        Fund             Fund           Fund
                                             ---------    -----------    -----------    ------------     ------------   -----------
       LIABILITIES
         Accrued liabilities                   2,328         4,368             24,917           --            5,172             --
                                         -----------   -----------        -----------  -----------      -----------     -----------

           TOTAL LIABILITIES                   2,328         4,368             24,917           --            5,172             --
                                         -----------   -----------        -----------  -----------      -----------     -----------

           NET ASSETS AVAILABLE
             FOR BENEFITS               $  2,864,504  $  8,763,912       $ 11,047,077 $  3,201,678     $ 10,314,652   $     456,235
                                         ===========   ===========        ===========  ===========      ===========     ===========




     NOTES TO FINANCIAL STATEMENTS

     WILMINGTON TRUST THRIFT SAVINGS PLAN



     NOTE D -- ALLOCATION OF NET ASSETS TO INVESTMENT FUNDS (CONT'D)

     The net assets of the funds are summarized below:


                                                                              December 31, 1995
                                             ----------------------------------------------------------------------------------
                                             International      Small Cap        US Gov't      FVB Participant
                                               Stock Fund       Stock Fund         Fund             Loans              Total
                                             -------------     -----------       --------      ---------------       ---------
       ASSETS
         Investments, at fair value
           Wilmington Trust Company
             Strategic Bond Fund            $         --    $         --     $         --      $          --      $  2,831,613
           Wilmington Trust Company
             Value Stock Fund                         --              --               --                 --         8,686,024
           Wilmington Trust Company Bank
             Common Stock Fund                        --              --               --                 --        10,773,133
           Wilmington Trust Company
             Growth Stock Fund                        --              --               --                 --        10,225,538
           Wilmington Trust Company
             Money Market Fund                        --              --               --                 --           454,692
           Wilmington Trust Company
             International Stock Fund          4,432,762              --               --                 --         4,432,762
           Wilmington Trust Company
             Fixed Income Fund                        --              --               --                 --         2,882,503
           Wilmington Trust Company
             Small Cap Fund                           --       5,207,748               --                 --         5,207,748
           Wilmington Trust Company
             US Government Fund                       --              --        5,634,245                 --         5,634,245
           Participant loans receivable            6,113            (535)          18,767             35,189           866,159

       Cash                                           --              32               --                 --             1,171
       Accrued income                                 --               2               33                 --             2,354
       Due from broker                                --              --               --                 --            21,257
                                             -----------     -----------      -----------        -----------       -----------

           TOTAL ASSETS                        4,438,875       5,207,247        5,653,045             35,189        52,019,199
                                             -----------     -----------      -----------        -----------       -----------




                                        - 13 -






     NOTES TO FINANCIAL STATEMENTS

     WILMINGTON TRUST THRIFT SAVINGS PLAN



                                                                              December 31, 1995
                                             ---------------------------------------------------------------------------------
                                             International      Small Cap        US Gov't      FVB Participant
                                               Stock Fund       Stock Fund         Fund             Loans              Total
                                             -------------     -----------       --------      ---------------       ---------
       LIABILITIES
         Accrued liabilities                       3,223           4,820            1,785                 --            46,613
                                             -----------     -----------      -----------        -----------       -----------

           TOTAL LIABILITIES                       3,223           4,820            1,785                 --            46,613
                                             -----------     -----------      -----------        -----------       -----------

           NET ASSETS AVAILABLE
             FOR BENEFITS                   $  4,435,652    $  5,202,427     $  5,651,260       $     35,189      $ 51,972,586
                                             ===========     ===========      ===========        ===========       ===========




     NOTES TO FINANCIAL STATEMENTS

     WILMINGTON TRUST THRIFT SAVINGS PLAN



     NOTE D -- ALLOCATION OF NET ASSETS TO INVESTMENT FUNDS

     The net assets of the funds are summarized below:

                                                                          December 31, 1994
                                            ----------------------------------------------------------------------------
                                           Strategic Bond     Value Stock      Bank Common    Fixed Income  Growth Stock
                                                Fund             Fund          Stock Fund         Fund          Fund
                                           --------------     -----------      -----------    ------------  ------------
       ASSETS
         Investments, at fair value
          Wilmington Trust Company
             Strategic Bond Fund           $ 1,809,233       $       --       $       --      $       --      $       --
          Wilmington Trust Company
             Value Stock Fund                       --        4,939,347               --              --              --
          Wilmington Trust Company Bank
             Common Stock Fund                      --               --        8,144,382              --              --
          Wilmington Trust Company
             Growth Stock Fund                      --               --               --              --       6,142,277
          Wilmington Trust Company
             Small Cap Stock Fund                   --               --               --              --              --
          Wilmington Trust Company
             International Stock Fund               --               --               --              --              --
          Wilmington Trust Company
             Fixed Income Fund                      --               --               --       6,133,654              --
          PW Trust Company
             GIC Fund                               --               --               --              --              --
          Participant loans receivable          33,862           90,954          280,545         312,088          64,299
       Accrued income                                3               17               50              --              22
       Due from broker                              --              --            35,809              --              --
                                           -----------      -----------      -----------     -----------     -----------
              TOTAL ASSETS                   1,843,098        5,030,318       8,460,786        6,445,742       6,206,598
                                           -----------      -----------      -----------     -----------     -----------










                                        - 15 -






     NOTES TO FINANCIAL STATEMENTS

     WILMINGTON TRUST THRIFT SAVINGS PLAN



                                                                          December 31, 1994
                                            ----------------------------------------------------------------------------
                                           Strategic Bond     Value Stock      Bank Common    Fixed Income  Growth Stock
                                                Fund             Fund          Stock Fund         Fund          Fund
                                           --------------     -----------      -----------    ------------  ------------
       LIABILITIES
           Bank Overdraft                           (3)              (5)              (2)            417              --
           Accrued liabilities                      --            2,190           38,751             --            2,392
                                           -----------      -----------      -----------     -----------     -----------
           TOTAL LIABILITIES                        (3)           2,185           38,749             417           2,392
                                           -----------      -----------      -----------     -----------     -----------
           NET ASSETS AVAILABLE FOR
           BENEFITS                        $ 1,843,101      $ 5,028,133      $ 8,422,037     $ 6,445,325     $ 6,204,206
                                           ===========      ===========      ===========     ===========     ===========



     NOTES TO FINANCIAL STATEMENTS

     WILMINGTON TRUST THRIFT SAVINGS PLAN



     NOTE D -- ALLOCATION OF NET ASSETS TO INVESTMENT FUNDS

     The net assets of the funds are summarized below:

                                                                               December 31, 1994
                                            -------------------------------------------------------------------------------------
                                             Small Cap        International      PW Trust Co.     FVB Participant
                                             Stock Fund        Stock Fund          GIC Fund            Loans              Total
                                             ----------       -------------      ------------     ---------------       ---------
       ASSETS
         Investments, at fair value
          Wilmington Trust Company
             Strategic Bond Fund            $      --            $      --        $      --          $      --         $1,809,233
          Wilmington Trust Company
             Value Stock Fund                      --                   --               --                 --          4,939,347
          Wilmington Trust Company Bank
             Common Stock Fund                     --                   --               --                 --          8,144,382
          Wilmington Trust Company
             Growth Stock Fund                     --                   --               --                 --          6,142,277
          Wilmington Trust Company
             Small Cap Stock Fund           2,660,924                   --               --                 --          2,660,924
          Wilmington Trust Company
             International Stock Fund              --            3,762,449               --                 --          3,762,449
          Wilmington Trust Company
             Fixed Income Fund                     --                   --               --                 --          6,133,654
          PW Trust Company
             GIC Fund                              --                   --        3,517,433                 --          3,517,433
          Participant loans receivable          5,114               (5,130)          22,618             35,189            839,539
       Accrued income                              68                   44               58                 --                262
       Due from broker                             --                   --               --                 --             35,809
                                          -----------          -----------      -----------        -----------        -----------
              TOTAL ASSETS                  2,666,106            3,757,363        3,540,109             35,189         37,985,309
                                          -----------          -----------      -----------        -----------        -----------










                                        - 17 -






     NOTES TO FINANCIAL STATEMENTS

     WILMINGTON TRUST THRIFT SAVINGS PLAN



                                                                               December 31, 1994
                                            -------------------------------------------------------------------------------------
                                             Small Cap        International      PW Trust Co.     FVB Participant
                                             Stock Fund        Stock Fund          GIC Fund            Loans              Total
                                             ----------       -------------      ------------     ---------------       ---------
       LIABILITIES
           Bank Overdraft                          --                   --               (6)                --                401
           Accrued liabilities                  2,964                2,344            3,172                 --             51,813
                                          -----------          -----------      -----------        -----------        -----------
           TOTAL LIABILITIES                    2,964                2,344            3,166                 --             52,214
                                          -----------          -----------      -----------        -----------        -----------
           NET ASSETS AVAILABLE FOR
           BENEFITS                       $ 2,663,142          $ 3,755,019      $ 3,536,943       $     35,189        $37,933,095
                                          ===========          ===========      ===========        ===========        ===========



     NOTES TO FINANCIAL STATEMENTS

     WILMINGTON TRUST THRIFT SAVINGS PLAN




     NOTE E -- ALLOCATION OF CHANGES IN NET ASSETS TO INVESTMENT FUNDS

     The changes in net assets of the funds are summarized below:


                                                                              Year Ended December 31, 1995
                                                   --------------------------------------------------------------------------------
                                                    Strategic       Value Stock       Bank Common      Fixed Income    Growth Stock
                                                    Bond Fund           Fund           Stock Fund          Fund            Fund
                                                    ---------       -----------       -----------      ------------    ------------

       ADDITIONS

         Investment income:
           Interest                               $      476        $      464        $   68,166        $  184,226        $     323

           Dividends                                      --                --           411,501                --               --

           Participant loan interest                   2,959            13,697            10,542             1,007           17,287
                                                 -----------       -----------       -----------       -----------      -----------
                                                       3,435            14,161           490,209           185,233           17,610

         Contributions:

           Employer                                   98,710           270,338           156,975                --          355,324
           Employee                                  238,477           668,218           362,288                --          874,390
                                                 -----------       -----------       -----------       -----------      -----------

                                                     337,187           938,556           519,263                --        1,229,714

         Transfers from other plans:
           Rollovers                                  24,370            94,597            23,508                --           63,669
                                                 -----------       -----------       -----------       -----------      -----------

                                                     364,992         1,047,314         1,032,980           185,233        1,310,993
                                                 -----------       -----------       -----------       -----------      -----------







                                        - 19 -






     NOTES TO FINANCIAL STATEMENTS

     WILMINGTON TRUST THRIFT SAVINGS PLAN




                                                                              Year Ended December 31, 1995
                                                   --------------------------------------------------------------------------------
                                                    Strategic       Value Stock       Bank Common      Fixed Income    Growth Stock
                                                    Bond Fund           Fund           Stock Fund          Fund            Fund
                                                    ---------       -----------       -----------      ------------    ------------

       DEDUCTIONS

         Participant withdrawals                      88,527           234,641           555,152           148,360          308,897
                                                 -----------       -----------       -----------       -----------      -----------
                                                     276,465           812,673           477,828            36,873        1,002,096

         Net realized and unrealized
           appreciation (depreciation)
           in fair value of investments              417,068         1,991,574         2,828,635                --        2,289,600

         Interfund transfers                         327,870           931,532          (681,423)       (3,280,520)         818,750
                                                 -----------       -----------       -----------       -----------      -----------
           NET ADDITIONS (DEDUCTIONS)              1,021,403         3,735,779         2,625,040        (3,243,647)       4,110,446

           NET ASSETS AVAILABLE FOR
             BENEFITS AT BEGINNING
             OF YEAR                               1,843,101         5,028,133         8,422,037         6,445,325        6,204,206
                                                 -----------       -----------       -----------       -----------      -----------

           NET ASSETS AVAILABLE FOR
             BENEFITS AT END OF YEAR              $2,864,504        $8,763,912       $11,047,077        $3,201,678      $10,314,652
                                                 ===========       ===========       ===========       ===========      ===========

     NOTES TO FINANCIAL STATEMENTS

     WILMINGTON TRUST THRIFT SAVINGS PLAN



     NOTE E -- ALLOCATION OF CHANGES IN NET ASSETS TO INVESTMENT FUNDS (CONT'D)

     The changes in net assets of the funds are summarized below:


                                                                          Year Ended December 31, 1995
                                            --------------------------------------------------------------------------------------
                                                                                                              FVB
                                           Money Market    International      Small Cap      US Gov't     Participant
                                               Fund          Stock Fund      Stock Fund        Fund          Loans        Total
                                           ------------    -------------     ----------     ----------    -----------   ----------

       ADDITIONS

         Investment income:
           Interest                       $   51,015        $      721     $      794         $5,964     $       --      $ 312,149

           Dividends                              --                --             --             --             --        411,501

           Participant loan interest            (732)           14,648         15,578          8,954             --         83,940
                                         -----------       -----------    -----------    -----------    -----------    -----------
                                              50,283            15,369         16,372         14,918             --        807,590

         Contributions:

           Employer                            7,914           290,298        302,885        224,556             --      1,707,000
           Employee                           19,914           694,188        750,310        528,407             --      4,136,192
                                         -----------       -----------    -----------    -----------    -----------    -----------

                                              27,828           984,486      1,053,195        752,963             --      5,843,192

         Transfers from other plans:
           Rollovers                             102            32,597         60,328          4,052             --        303,223
                                         -----------       -----------    -----------    -----------    -----------    -----------

                                              78,213         1,032,452      1,129,895        771,933             --      6,954,005
                                         -----------       -----------    -----------    -----------    -----------    -----------







                                        - 21 -






     NOTES TO FINANCIAL STATEMENTS

     WILMINGTON TRUST THRIFT SAVINGS PLAN




                                                                          Year Ended December 31, 1995
                                            --------------------------------------------------------------------------------------
                                                                                                              FVB
                                           Money Market    International      Small Cap      US Gov't     Participant
                                               Fund          Stock Fund      Stock Fund        Fund          Loans        Total
                                           ------------    -------------     ----------     ----------    -----------   ----------

       DEDUCTIONS

         Participant withdrawals              57,765           181,211        137,044        402,821             --      2,114,418
                                         -----------       -----------    -----------    -----------    -----------    -----------
                                              20,448           851,241        992,851        369,112             --      4,839,587

         Net realized and unrealized
           appreciation (depreciation)
           in fair value of investments           --           368,197        900,563        404,267             --      9,199,904

         Interfund transfers                 435,787          (538,805)       645,871      1,340,938             --             --
                                         -----------       -----------    -----------    -----------    -----------    -----------
           NET ADDITIONS (DEDUCTIONS)        456,235           680,633      2,539,285      2,114,317             --     14,039,491

           NET ASSETS AVAILABLE
             FOR BENEFITS AT
             BEGINNING OF YEAR                    --         3,755,019      2,663,142      3,536,943         35,189     37,933,095
                                         -----------       -----------    -----------    -----------    -----------    -----------

           NET ASSETS AVAILABLE
             FOR BENEFITS AT END
             OF YEAR                      $  456,235        $4,435,652     $5,202,427     $5,651,260    $    35,189    $51,972,586
                                         ===========       ===========    ===========    ===========    ===========    ===========

     NOTES TO FINANCIAL STATEMENTS

     WILMINGTON TRUST THRIFT SAVINGS PLAN




     NOTE E -- ALLOCATION OF CHANGES IN NET ASSETS TO INVESTMENT FUNDS (CONT'D)

     The changes in net assets of the funds are summarized below:


                                                                              Year Ended December 31, 1994
                                                   ---------------------------------------------------------------------------------
                                                    Strategic       Value Stock       Bank Common      Fixed Income     Growth Stock
                                                    Bond Fund           Fund           Stock Fund          Fund             Fund
                                                    ---------       -----------       -----------      ------------     ------------

       ADDITIONS

         Investment income:
           Interest                               $      168        $      395        $    1,058        $  378,793        $     789

           Dividends                                      --                --           374,097                --               --

           Participant loan interest                   2,507            12,979            12,983               187           12,768
                                                 -----------       -----------       -----------       -----------      -----------
                                                       2,675            13,374           388,138           378,980           13,557

         Contributions:

           Employer                                   94,736           220,757           166,114                --          344,390
           Employee                                  237,632           537,927           420,967                --          846,178
                                                 -----------       -----------       -----------       -----------      -----------

                                                     332,368           758,684           587,081                --        1,190,568

         Transfers from other plans:
           FVB Savings & Cap Accum Plan                   --            28,277            15,935                --           32,558

           FVB Sav & Cap Accum Plan part loans            --                --                --                --               --
                                                 -----------       -----------       -----------       -----------      -----------

                                                     335,043           800,335           991,154           378,980        1,236,683
                                                 -----------       -----------       -----------       -----------      -----------





                                        - 23 -






     NOTES TO FINANCIAL STATEMENTS

     WILMINGTON TRUST THRIFT SAVINGS PLAN




                                                                              Year Ended December 31, 1994
                                                   ---------------------------------------------------------------------------------
                                                    Strategic       Value Stock       Bank Common      Fixed Income     Growth Stock
                                                    Bond Fund           Fund           Stock Fund          Fund              Fund
                                                    ---------       -----------       -----------      ------------     ------------

       DEDUCTIONS

         Participant withdrawals                      73,640           234,819           769,305           581,402          311,020
                                                 -----------       -----------       -----------       -----------      -----------
                                                     261,403           565,516           221,849          (202,422)         925,663

         Net realized and unrealized
           (depreciation) appreciation
           in fair value of investments              (67,700)          (45,333)       (1,282,098)               --         (581,789)

         Interfund transfers                          15,145            27,646        (1,201,993)       (5,353,608)         308,925
                                                 -----------       -----------       -----------       -----------      -----------
           NET ADDITIONS (DEDUCTIONS)                208,848           547,829        (2,262,242)       (5,556,030)         652,799

           NET ASSETS AVAILABLE FOR
             BENEFITS AT BEGINNING
             OF YEAR                               1,634,253         4,480,304        10,684,279        12,001,355        5,551,407
                                                 -----------       -----------       -----------       -----------      -----------

           NET ASSETS AVAILABLE FOR
             BENEFITS AT END OF YEAR              $1,843,101        $5,028,133        $8,422,037        $6,445,325       $6,204,206
                                                 ===========       ===========       ===========       ===========      ===========

     NOTES TO FINANCIAL STATEMENTS

     WILMINGTON TRUST THRIFT SAVINGS PLAN




     NOTE E -- ALLOCATION OF CHANGES IN NET ASSETS TO INVESTMENT FUNDS (CONT'D)

     The changes in net assets of the funds are summarized below:

                                                                              Year Ended December 31, 1994
                                                   ---------------------------------------------------------------------------------
                                                                                                            FVB
                                                    Small Cap      International      PW Trust Co.      Participant
                                                    Stock Fund       Stock Fund         GIC Fund           Loans            Total
                                                    ----------     -------------      ------------     -------------    ------------

       ADDITIONS

         Investment income:
           Interest                              $     1,469       $     1,139        $   15,459             $  --       $  399,270

           Dividends                                      --                --                --                --          374,097

           Participant loan interest                   6,770             9,687             7,054                --           64,935
                                                 -----------       -----------       -----------       -----------      -----------
                                                       8,239            10,826            22,513                --          838,302

         Contributions:

           Employer                                  216,106           291,076           205,709                --        1,538,888
           Employee                                  539,893           732,666           508,657                --        3,823,920
                                                 -----------       -----------       -----------       -----------      -----------

                                                     755,999         1,023,742           714,366                --        5,362,808

         Transfers from other plans:
           FVB Savings & Cap Accum Plan               61,386            63,007                --                --          201,163

           FVB Sav & Cap Accum Plan part loans            --                --                --            35,189           35,189
                                                 -----------       -----------       -----------       -----------      -----------

                                                     825,624         1,097,575           736,879            35,189        6,437,462
                                                 -----------       -----------       -----------       -----------      -----------





                                        - 25 -






     NOTES TO FINANCIAL STATEMENTS

     WILMINGTON TRUST THRIFT SAVINGS PLAN




                                                                              Year Ended December 31, 1994
                                                   ---------------------------------------------------------------------------------
                                                                                                            FVB
                                                    Small Cap      International      PW Trust Co.      Participant
                                                    Stock Fund       Stock Fund         GIC Fund           Loans            Total
                                                    ----------     -------------      ------------     -------------    ------------

       DEDUCTIONS

         Participant withdrawals                      87,351           160,388           312,228                --        2,530,153
                                                 -----------       -----------       -----------       -----------      -----------
                                                     738,273           937,187           424,651            35,189        3,907,309

         Net realized and unrealized
           (depreciation) appreciation
           in fair value of investments               30,317           (83,349)          178,127                --       (1,851,825)

         Interfund transfers                       1,798,257         1,471,463         2,934,165                --               (0)
                                                 -----------       -----------       -----------       -----------      -----------
           NET ADDITIONS (DEDUCTIONS)              2,566,847         2,325,301         3,536,943            35,189        2,055,484

           NET ASSETS AVAILABLE FOR
             BENEFITS AT BEGINNING
             OF YEAR                                  96,295         1,429,718                --                --       35,877,611
                                                 -----------       -----------       -----------       -----------      -----------

           NET ASSETS AVAILABLE FOR
             BENEFITS AT END OF YEAR              $2,663,142        $3,755,019        $3,536,943           $35,189      $37,933,095
                                                 ===========       ===========       ===========       ===========      ===========

     NOTES TO FINANCIAL STATEMENTS

     WILMINGTON TRUST THRIFT SAVINGS PLAN



     NOTE F -- CONTRACTS WITH INSURANCE COMPANIES


     In 1992, Wilmington Trust Company as trustee of the plan ("Trustee") entered into a guaranteed investment contract with Continental Assurance Company. The insurance company maintained the Plan's deposit in an unallocated fund to which it added interest at a rate of 6.35% per annum. The interest rate was guaranteed for the life of the contract which matured on January 2, 1995.

     In 1992, the Trustee entered into a guaranteed investment contract with Protective Life Insurance Company. The insurance company maintained the Plan's deposit in an unallocated fund to which it added interest at a rate of 6% per annum. The interest rate was guaranteed for the life of the contract which matured on January 2, 1996.

     All funds were general assets of the insurance companies and were invested at their discretion. At the direction of the Plan's administrator, these funds could be withdrawn to provide benefits or to direct transfers to certain other investment options provided under the Plan.


     NOTE G -- INCOME TAX STATUS

     The Internal Revenue Service has issued a determination letter indicating that the Plan is exempt from income tax under Section 401(a) of the Internal Revenue Code (IRC). The Plan is required to operate in conformity with the IRC to maintain its qualification. The Plan document has been amended and restated to conform to the requirements of the Tax Reform Act of 1986, related legislation and various regulations and to incorporate other administrative changes to facilitate the efficient operation of the Plan. The Plan, as amended and restated, will be submitted to the IRS in 1996 for a determination as to its tax-qualified status. The Thrift Savings Plan Committee is not aware of any course of action or series of events that might adversely affect the Plan's tax qualified status.

     NOTES TO FINANCIAL STATEMENTS

     WILMINGTON TRUST THRIFT SAVINGS PLAN




     NOTE H -- TRANSACTIONS WITH PARTIES IN INTEREST

     The Plans's investments include participation units in collective trust funds managed by Wilmington Trust Company.
     The activity in these funds for the year ended December 31 is summarized below:
                                                                                                                      Fair Value
                                                                                               Income Earned           of Funds
                                                           Purchases            Sales             on Funds           at Year End
                                                           ---------            -----          -------------         ------------
       Wilmington Trust Company
           Strategic Bond Fund
              1995                                       $  1,538,637       $    933,324         $      476          $  2,831,613
              1994                                            645,996            385,137                168             1,809,233
       WTC Value Stock Fund
              1995                                          2,470,952            715,849                464             8,686,024
              1994                                          1,257,575            516,131                395             4,939,347
       WTC Bank Common Stock Fund
              1995                                          1,724,868          1,456,945            412,254            10,773,133
              1994                                          3,497,659          2,667,413            375,155             8,144,382
       WTC Growth Stock Fund
              1995                                          2,975,999          1,182,337                323            10,225,538
              1994                                          2,590,822          1,250,486                789             6,142,277
       WTC Money Market Fund
              1995                                            516,619             61,926             51,014               454,692
              1994                                                 --                 --                 --                    --
       WTC International Fund
              1995                                          1,784,857          1,482,741                721             4,432,762
              1994                                          4,756,137          2,271,846              1,139             3,762,449
       WTC Small Cap Stock Fund
              1995                                          2,590,228            943,967                794             5,207,748
              1994                                          5,201,382          2,663,671              1,469             2,660,924
       WTC US Government Fund
              1995                                          9,602,447          4,215,380              5,964             5,634,245
              1994                                                 --                 --                 --                    --
       WTC Fixed Income Fund
              1995                                          3,029,466          3,029,466            184,226             2,882,503
              1994                                                 --                 --                 --             6,133,654

                                SCHEDULE G (Form 5500)
                                 Financial Schedules             1995
                                  OMB No. 1210-0016

     For calendar plan year 1995

     Name of plan sponsor as shown on line 1a of Form 5500
              Wilmington Trust Company

     Name of plan
              401(k) Thrift Savings Plan

                                           Employer Identification Number:
                                                        51-0291463
                                                Three-digit plan number:
                                                           0-002
     Part I   Schedule of Assets Held for Investment Purposes--See Form 5500,
              Item 27a.

         (a)                      (b)                                  (c)                        (d)                  (e)
                                                            Description of investment
                                                          including maturity date, rate
                 Identity of issue, borrower, lessor,     of interest, collateral, par
                           or similar party                     or maturity value                Cost             Current value

                Wilmington Trust Company -- Strategic
                Bond Fund                                         178,313 units                  $2,291,097            $2,831,613

                Wilmington Trust Company -- Money
                Market Fund                                       454,692 units                     454,692               454,692

                Wilmington Trust Company -- Bank
                Stock Fund                                        366,088 units                   7,496,552            10,773,133

                Wilmington Trust Company --
                International Stock Fund                          196,401 units                   3,999,163             4,432,762

                Wilmington Trust Company -- Value
                Stock Fund                                        296,654 units                   5,576,167             8,686,024

                Wilmington Trust Company -- Growth
                Stock Fund                                        298,992 units                   7,412,220            10,225,538

                Wilmington Trust Company -- Small Cap
                Fund                                              270,673 units                   4,294,197             5,207,748

                Wilmington Trust Company -- US
                Government Fund                                   515,484 units                   5,442,661             5,634,243

                Unallocated Insurance Contracts --
                Protective Life Ins. Co.                     6% per annum due 1/2/96              2,882,503             2,882,503

                Participant Loans Receivable                                                        866,159               866,159

         Part V  Schedule of Reportable Transactions--See Form 5500, Line 27d.

             (a)             (b)            (c)          (d)        (e)          (f)           (g)           (h)             (i)
                         Description
                           of asset
                           (include                                                                        Current
                        interest rate                                          Expense                     value of
         Identity of     and maturity                                          incurred                    asset on
            party        in case of a     Purchase     Selling     Lease         with        Cost of     transaction
          involved          loan)          price        price      rental    transaction      asset          date         Net gain

       Single Transactions in Excess of 5%

       Paine Webber     Paine Webber
       Inc.             GIC Fund          3,144,620                                                        3,144,620

       Paine Webber
       Inc.             GIC Fund                      7,190,581                             6,984,948      7,190,581       205,633

       Paine Webber     MM Portfolio      3,144,620                                                        3,144,620
       Inc.

       Paine Webber     MM Portfolio                  3,144,620                             3,144,620      3,144,620             0
       Inc.

       Wilm Trust       ST US Govt
       Co.              Fund              5,465,630                                                        5,465,630

       Wilm Trust       WTC EE Ben MM
       Co.              Fd                3,013,948                                                        3,013,948

       Wilm Trust       WTC EE Ben MM
       Co.              Fd                            3,013,948                             3,013,948      3,013,948             0

       Wilm Trust       EB ST MM Fund     7,237,481                                                        7,237,481
       Co.

       Wilm Trust       EB ST MM Fund                 5,470,058                             5,470,058      5,470,058             0
       Co.

       Aggregate Transactions in Excess of 5%

       Wilm Trust       Int'l Equity
       Co.              Fd                1,337,902     939,560                               908,240      2,277,462        31,320

       Wilm Trust       Growth Eq
       Co.              Coll Fund         2,275,100     413,525                               366,891      2,688,625        46,633

       Paine Webber     PW GIC Fund       3,560,804   7,235,328                             7,028,948     10,796,132       206,380
       Inc.

       Wilm Trust       ST US Govt
       Co.              Fund              5,786,057     349,701                               343,396      6,135,758         6,305


                                        - 30 -




             (a)             (b)            (c)          (d)       (e)          (f)           (g)           (h)            (i)
                         Description
                           of asset
                           (include                                                                       Current
                        interest rate                                         Expense                     value of
         Identity of     and maturity                                         incurred                    asset on
            party        in case of a     Purchase     Selling    Lease         with        Cost of     transaction
          involved          loan)          price        price     rental    transaction      asset          date         Net gain


       Wilm Trust       Small Cap
       Co.              Portfolio	  1,848,118	118,776				      102,245	   1,966,894	    16,530

       Wilm Trust       Value Eq Coll
       Co.		Fund		  1,988,157	181,506				      155,106	   2,169,663	    26,400

       Wilm Trust       WTC New
       Co.		Common		  1,010,063	917,686				      761,911	   1,927,570	   155,775

       Wilm Trust       WTC EE Ben MM
       Co.              Fund              7,308,910   7,181,368                             7,181,368     14,490,278

       Wilm Trust       EB ST MM Fund     7,282,649   7,280,059                             7,280,059     14,562,708
       Co.

       Paine Webber     PWT-MM
       Inc.             Portfolio         3,575,428   3,624,717                             3,624,717      7,200,145